================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        September 28, 2005
                                                 -------------------------------

                           Duckwall-ALCO Stores, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Kansas                        0-20269                 48-0201080
----------------------------        ----------------        --------------------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)            Identification No.)


401 Cottage, Abilene, KS                                        67410-2832
-------------------------------------------                 ------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code       (785) 263-3350
                                                    ----------------------------



--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


================================================================================

Item 1.01         Entry into a Material Definitive Agreement

     On September 28, 2005, the Company entered into a Rule 10B5-1 and 10B-18 Stock Repurchase Agreement (the "Repurchase Agreement") with Jefferies & Co., Inc. ("Jefferies"). Pursuant to the Repurchase Agreement, the Company agreed with Jefferies that Jefferies would purchase shares of the Company's common stock, $.0001 par value per share ("Common Stock"), on behalf of the Company in accordance with the terms of the Repurchase Agreement.

     Under the Repurchase Agreement, Jefferies will purchase, on a best-efforts basis, up to 50,000 shares of the Common Stock, at or below prevailing market prices, but for an aggregate purchase price not to exceed $1,250,000.00. Jefferies' is authorized to commence purchasing the Common Stock under the Repurchase Agreement after September 28, 2005. Jefferies shall discontinue such purchases on the earlier of such date that Jefferies has purchased 50,000 shares of Common Stock, or December 15, 2005. Either the Company or Jefferies may terminate the Repurchase Agreement on 24 hours notice. In exchange for making such purchase on behalf of the Company under the Repurchase Agreement, the Company will pay Jefferies a fee equal to $0.04 per share of Common Stock purchased.

     A copy of the Repurchase Agreement, which is designed to conform to Rules 10b5-1 and 10b-18 promulgated under the Securities Exchange Act of 1934, is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.


Exhibit No.         Description
----------          -----------
10.1                Rule 10B5-1 and 10B-18 Stock Repurchase Agreement, dated as of September 28, R005, between Duckwall-ALCO Stores, Inc.
                    and Jefferies & Co., Inc. 2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                       (Registrant)
                                                 Duckwall-ALCO Stores, Inc.

 Date:  September 28, 2005                  By:  /s/ Richard A. Mansfield
                                                --------------------------------
                                                Name:  Richard A. Mansfield
                                                Title: Vice President - Finance
                                                       Chief Financial Officer


                                       3